LORD ABBETT MUNICIPAL INCOME FUND, INC.	LORD ABBETT MUNICIPAL INCOME TRUST

Minnesota Tax Free Fund Texas Tax Free Fund Washington Tax Free Fund	Florida Tax Free Trust Michigan Tax Free Trust

Supplement dated December 14, 2007 to the

Prospectus dated September 14, 2007

(Class A, C and P Shares)

At a joint meeting of shareholders held on December 7, 2007, the shareholders of the Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund (collectively, the “Acquired Funds”) approved the reorganizations of the Acquired Funds into Lord Abbett Municipal Income Fund, Inc. – National Tax Free Fund.  The reorganizations were completed as of the close of business on December 14, 2007, and shareholders of the Acquired Funds have become shareholders of the National Tax Free Fund.  Accordingly, shares of the Acquired Funds no longer are available for purchase or exchange.